UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 12, 2012

Pacific Biosciences of California, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34899	16-1590339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1380 Willow Road

Menlo Park, California 94025

(Address of principal executive offices, including zip code)

(650) 521-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On September 12, 2012, the board of directors (the “Board”) of Pacific Biosciences of California, Inc. (the “Company”) appointed Lucy Shapiro, Ph.D., 72, as a Class I director to serve on the Board effective immediately.

Dr. Shapiro currently serves as the Virginia and D.K. Ludwig Professor of Cancer Research and the Director of the Beckman Center for Molecular and Genetic Medicine at Stanford University’s School of Medicine, where she has been as a faculty member since 1989. Dr. Shapiro is a co-founder and has served as a director of Anacor Pharmaceuticals, Inc since its founding in 2000 and served as a non-executive director of Gen-Probe, Inc. from 2008 to 2012. In 1989, Dr. Shapiro founded Stanford University’s Department of Developmental Biology, and served as its Chairman from 1989 to 1997. She previously served as Chair of the Department of Microbiology and Immunology in the College of Physicians and Surgeons of Columbia University. Dr. Shapiro holds a B.A. from Brooklyn College and a Ph.D. in Molecular Biology from the Albert Einstein College of Medicine.

As previously disclosed in the Company’s proxy statement for the 2012 Annual Meeting of Stockholders, as a non-employee director, Dr. Shapiro will receive an annual retainer of $35,000. Pursuant to the Company’s outside director equity compensation policy, Dr. Shapiro was automatically granted a stock option to purchase 35,000 shares of the Company’s common stock on the date of her appointment to the Board.

ITEM 7.01.	REGULATION FD DISCLOSURE

On September 12, 2012, the Company issued a press release announcing the appointment of Dr. Shapiro to the Board. A copy of the press release is included as Exhibit 99.1. This information is intended to be furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated September 12, 2012 titled “Pacific Biosciences Appoints Lucy Shapiro, Ph.D. to Board of Directors” (furnished and not filed herewith solely pursuant to Item 7.01).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Biosciences of California, Inc.

By:	/s/ Brian B. Dow
Brian B. Dow Vice President and Principal Accounting Officer

Date: September 12, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated September 12, 2012 titled “Pacific Biosciences Appoints Lucy Shapiro, Ph.D. to Board of Directors” (furnished and not filed herewith solely pursuant to Item 7.01).